         VAN KAMPEN LIFE INVESTMENT TRUST - AGGRESSIVE GROWTH PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                        AMOUNT OF    % OF
                                 OFFERING     TOTAL      SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                    PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS      BROKERS          FROM
---------------------------------------------------------------------------------------------------------------------

                                                                                              Goldman
                                                                                               Sachs
 Alibaba.   10/29/07      --      13.50    858,907,000    26,500     0.003%      0.098%        (Asia)      Goldman
   com                             HKD                                                         L.L.C.,      Sachs
 Limited                                                                                       Morgan
                                                                                              Stanley
                                                                                                Asia
                                                                                              Limited,
                                                                                              Deutsche
                                                                                              Bank AG,
                                                                                             Hong Kong
                                                                                            Branch, BNP
                                                                                              Paribas
                                                                                              Capital
                                                                                               (Asia
                                                                                              Pacific)
                                                                                              Limited,
                                                                                              BOCI Asia
                                                                                              Limited,
                                                                                                 CCB
                                                                                            International
                                                                                              Capital
                                                                                            Limited and
                                                                                              UOB Kay
                                                                                             Hian (Hong
                                                                                               Kong)
                                                                                              Limited
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